PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                           STRONG HERITAGE MONEY FUND
                          STRONG INVESTORS MONEY FUND
                            STRONG MONEY MARKET FUND
                       STRONG MUNICIPAL MONEY MARKET FUND
                             STRONG ADVANTAGE FUND
                        STRONG MUNICIPAL ADVANTAGE FUND

                 Supplement to Prospectus dated August 31, 1999


STRONG MONEY MARKET FUND

Effective immediately, the information contained under the heading "Your Account - Services for Investors - Same-Day Dividend and Wire" found on pages 35-36 of the prospectus will apply to the Strong Municipal Money Market Fund, the Strong Heritage Money Fund, and the Strong Money Market Fund. Previously, the section only applied to the Strong Municipal Money Market Fund and the Strong Heritage Money Fund.


         The date of this Prospectus Supplement is December 9, 1999.


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